Exhibit 10.3

COUPA SOFTWARE INCORPORATED

2016 EQUITY INCENTIVE PLAN

(AS ADOPTED ON SEPTEMBER 8, 2016)

COUPA SOFTWARE INCORPORATED

2016 EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

The Board adopted the Plan to become effective immediately, although no Awards may be granted prior to the IPO Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares, Restricted Stock Units and Performance Cash Awards. Capitalized terms used in this Plan are defined in Article 14.

ARTICLE 2. ADMINISTRATION.

2.1 General. The Plan may be administered by the Board or one or more Committees. Each Committee shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

2.2 Section 162(m). To the extent an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Code Section 162(m).

2.3 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

2.4 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether and to what extent any Performance Goals have been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan.

2.5 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all interested parties.

2.6 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) 4,500,000 Common Shares, (b) any Common Shares subject to outstanding options and restricted stock units under the Predecessor Plan on the IPO Date that subsequently are forfeited, expire or lapse unexercised and Common Shares issued pursuant to awards granted under the Predecessor Plan that are outstanding on the IPO Date and that are subsequently forfeited to or repurchased by the Company and (c) the additional Common Shares described in Articles 3.2 and 3.3; provided, however, that no more than 13,750,000 Common Shares shall be added to the Plan pursuant to clause (b). The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

3.2 Annual Increase in Shares. On the first day of each fiscal year of the Company during the term of the Plan, commencing on February 1, 2017 and ending on (and including) February 1, 2026, the aggregate number of Common Shares that may be issued under the Plan shall automatically increase by a number equal to the lesser of (a) 5% of the total number of Common Shares actually issued and outstanding on the last day of the preceding fiscal year or (b) a number of Common Shares determined by the Board.

3.3 Shares Returned to Reserve. To the extent that Options, SARs or Restricted Stock Units are forfeited, cancelled or expire for any reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Restricted Stock Units shall again become available for issuance under the Plan. If SARs are exercised or Restricted Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant upon exercise of such SARs or settlement of such Restricted Stock Units, as applicable, shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

3.4 Awards Not Reducing Share Reserve. To the extent permitted under applicable stock exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Restricted Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into

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Restricted Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

3.5 Code Section 162(m), Code Section 422 and Other Limits. Subject to adjustment in accordance with Article 9:

(a) The maximum aggregate number of Common Shares subject to Stock Awards that may be granted under this Plan during any fiscal year to any one Participant shall not exceed 1,250,000, except that the Company may grant to a new Employee in the fiscal year in which his or her service as an Employee first commences Stock Awards under the Plan that cover (in the aggregate) up to an additional 2,500,000 Common Shares.

(b) No Participant shall be paid more than $3,000,000 in cash in any fiscal year pursuant to Performance Cash Awards granted under the Plan.

(c) The aggregate grant date fair value of Stock Awards granted to an Outside Director may not exceed $500,000 in any one fiscal year of the Company. For purposes of this limitation, grant date fair value shall be determined in accordance with the assumptions that the Company uses to estimate the value of share-based payments for financial reporting purposes. This limitation shall not apply to Stock Awards or Common Shares granted pursuant to an Outside Director’s election to receive a Stock Award or Common Shares in lieu of cash retainers or other fees. In addition, Stock Awards granted to an individual while he or she was an Employee or Consultant, but not an Outside Director, shall not count towards this limitation.

(d) No more than 18,250,000 Common Shares may be issued under the Plan upon the exercise of ISOs.

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

4.2 Other Awards. Awards other than ISOs may only be granted to Service Providers.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

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5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option.

5.7 Buyout Provisions. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

5.8 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

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(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or

(d) Through any other form or method consistent with applicable laws, regulations and rules.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

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6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.

6.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, impair his or her rights or obligations under such SAR.

ARTICLE 7. RESTRICTED SHARES.

7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

7.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.

7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Stock Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

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7.5 Modification or Assumption of Restricted Shares. Within the limitations of the Plan, the Administrator may modify or assume outstanding Restricted Shares or may accept the cancellation of outstanding restricted shares (whether granted by the Company or by another issuer) in return for the grant of new Restricted Shares for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of Restricted Shares shall, without the consent of the Participant, impair his or her rights or obligations under such Restricted Shares.

ARTICLE 8. RESTRICTED STOCK UNITS.

8.1 Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

8.3 Vesting Conditions. Each Award of Restricted Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Restricted Stock Unit Agreement may provide for accelerated vesting upon certain specified events.

8.4 Voting and Dividend Rights. The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

8.5 Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average value of Common Shares over a series of trading days. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Article 9.

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8.6 Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

8.7 Modification or Assumption of Restricted Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding restricted stock units or may accept the cancellation of outstanding restricted stock units (whether granted by the Company or by another issuer) in return for the grant of new Restricted Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Restricted Stock Unit.

8.8 Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall be made to the following:

(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1 and 3.5;

(b) The number and kind of shares covered by each outstanding Option, SAR and Restricted Stock Unit; and/or

(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator may make such adjustments as it, in its sole discretion, deems appropriate to the foregoing. Any adjustment in the number of shares subject

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to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Stock Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Stock Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator may include (without limitation) one or more of the following with respect to each outstanding Stock Award:

(a) The continuation of such outstanding Stock Award by the Company (if the Company is the surviving entity);

(b) The assumption of such outstanding Stock Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;

(c) The substitution by the surviving entity or its parent of an equivalent award for such outstanding Stock Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;

(d) In the case of an Option or SAR, the cancellation of such Stock Award without payment of any consideration. An Optionee shall be able to exercise his or her outstanding Option or SAR, to the extent such Option or SAR is then vested or becomes vested as of the effective time of the transaction, during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionee a reasonable opportunity to exercise such Option or SAR. Any exercise of such Option or SAR during such period may be contingent on the closing of the transaction;

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(e) The cancellation of such Stock Award and a payment to the Participant with respect to each share subject to the portion of the Stock Award that is vested or becomes vested as of the effective time of the transaction equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Stock Award (such excess, if any, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. If the Spread applicable to a Stock Award (whether or not vested) is zero or a negative number, then the Stock Award may be cancelled without making a payment to the Participant. In the event that a Stock Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or

(f) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

Unless an Award Agreement provides otherwise, each outstanding Stock Award held by a Participant who remains a Service Provider as of the effective time of a merger, consolidation or Change in Control (other than one described in Article 14.6(d)) (a “Current Participant”) shall become fully vested (in the case of a Stock Award subject to one or more Performance Goals at deemed attainment at 100% of target levels) and, if applicable, exercisable immediately prior to the effective time of the transaction. However the prior sentence shall not apply, and an outstanding Stock Award shall not become vested and, if applicable, exercisable, if and to the extent the Stock Award is continued, assumed or substituted as provided for in clauses (a), (b) or (c) above. In addition, the prior two sentences will not apply to a Stock Award held by a Participant who is not a Current Participant, unless an Award Agreement provides otherwise or unless the Company and the acquirer agree otherwise.

For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time a Stock Award is granted or at any time while the Stock Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Stock Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s service following a transaction.

Any action taken under this Article 9.3 shall either preserve a Stock Award’s status as exempt from Code Section 409A or comply with Code Section 409A.

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ARTICLE 10. OTHER AWARDS.

10.1 Performance Cash Awards. A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period. A Performance Cash Award may also require the completion of a specified period of continuous service. The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical.

10.2 Other Awards. Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance under this Plan, the Company may grant other forms of equity-based awards not specifically described herein and may grant awards under other plans or programs, where such awards are settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 11. LIMITATION ON RIGHTS.

11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.

11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary

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designation, (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

11.5 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage. All Awards granted under the Plan, all amounts paid under the Plan and all Common Shares issued under the Plan shall be subject to recoupment in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations and/or listing standards thereunder, any compensation recovery policy adopted by the Company or as otherwise required by applicable law.

ARTICLE 12. TAXES.

12.1 General. It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.

12.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

12.3 Section 162(m) Matters. The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m). The Administrator may grant Awards that are based on Performance Goals but that are not intended to qualify as performance-based compensation. With respect to any Award that is intended to qualify as performance-based compensation, the Administrator shall designate the Performance Goal(s) applicable to, and the formula for calculating the amount payable under, an Award within 90 days following commencement of the applicable Performance Period (or such earlier time as may be required under Code Section 162(m)), and in any event at a time when achievement of the applicable Performance Goal(s) remains substantially uncertain. Prior to the payment of any Award that is intended to constitute

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performance-based compensation, the Administrator shall certify in writing whether and the extent to which the Performance Goal(s) were achieved for such Performance Period. The Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable under an Award that is intended to constitute performance-based compensation.

12.4 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).

12.5 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.

13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below. The Plan shall terminate automatically 10 years after the date when the Board adopted the Plan.

13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

13.3 Stockholder Approval. To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

ARTICLE 14. DEFINITIONS.

14.1 “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

14.2 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

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14.3 “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share, a Restricted Stock Unit or a Performance Cash Award.

14.4 “Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Agreement, a Restricted Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

14.5 “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.

14.6 “Change in Control” means:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

14.7 “Code” means the Internal Revenue Code of 1986, as amended.

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14.8 “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

14.9 “Common Share” means one share of the common stock of the Company.

14.10 “Company” means Coupa Software Incorporated, a Delaware corporation.

14.11 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

14.12 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

14.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

14.14 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

14.15 “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons.

14.16 “IPO Date” means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission for its initial offering of the Common Shares to the public.

14.17 “ISO” means an incentive stock option described in Code Section 422(b).

14.18 “NSO” means a stock option not described in Code Sections 422 or 423.

14.19 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

14.20 “Optionee” means an individual or estate holding an Option or SAR.

14.21 “Outside Director” means a member of the Board who is not an Employee.

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14.22 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

14.23 “Participant” means an individual or estate holding an Award.

14.24 “Performance Cash Award” means an award of cash granted under Article 10.1 of the Plan.

14.25 “Performance Goal” means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A. Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, product line, Subsidiary, Affiliate or an individual. A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices or other external measures of the selected performance criteria. In addition, a Performance Goal may be measured on an absolute or per-share basis, a GAAP or non-GAAP basis, in terms of growth or percentage change, or on a pre-tax or post-tax basis (if applicable). The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates; provided, however, that if an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), such adjustment(s) shall only be made to the extent consistent with Code Section 162(m).

14.26 “Performance Period” means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to a Performance Cash Award or an Award of Restricted Shares or Restricted Stock Units that vests based on the achievement of Performance Goals. Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.

14.27 “Plan” means this Coupa Software Incorporated 2016 Equity Incentive Plan, as amended from time to time.

14.28 “Predecessor Plan” means the Company’s 2006 Stock Plan, as amended.

14.29 “Restricted Share” means a Common Share awarded under the Plan.

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14.30 “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

14.31 “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

14.32 “Restricted Stock Unit Agreement” means the agreement between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

14.33 “SAR” means a stock appreciation right granted under the Plan.

14.34 “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

14.35 “Securities Act” means the Securities Act of 1933, as amended.

14.36 “Service Provider” means any individual who is an Employee, Outside Director or Consultant.

14.37 “Stock Award” means any equity-based award granted under the Plan, including as an Option, a SAR, a Restricted Share or a Restricted Stock Unit.

14.38 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

14.39 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date

14.40 “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by Nasdaq Marketplace Rule 5635 or any successor thereto.

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APPENDIX A

PERFORMANCE CRITERIA

The Administrator may establish Performance Goals derived from one or more of the following criteria when it makes Awards of Restricted Shares or Restricted Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards:

• Earnings (before or after taxes)	• Sales or revenue

• Earnings per share	• Expense or cost reduction

• Earnings before interest, taxes and depreciation	• Working capital

• Earnings before interest, taxes, depreciation and amortization	• Economic value added (or an equivalent metric)

• Total stockholder return	• Market share

• Return on equity or average stockholders’ equity	• Cash flow or cash balance

• Return on assets, investment or capital employed	• Operating cash flow

• Operating income	• Cash flow per share

• Gross margin	• Share price

• Operating margin	• Debt reduction

• Net operating income	• Customer satisfaction

• Net operating income after tax	• Stockholders’ equity

• Development and launch of new products	• Employee survey results

• Return on operating revenue

• To the extent that an Award is not intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), other measures of performance selected by the Administrator.

COUPA SOFTWARE INCORPORATED

2016 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase shares of the common stock of Coupa Software Incorporated (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option (U.S. Tax Status):

Exercise Price per Share:	US$

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:	[To be completed]

Expiration Date:

This option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement, and may terminate earlier in connection with certain corporate transactions as described in Article 9 of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Company’s 2016 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement (including, if applicable, the Appendix for Non-U.S. Participants), both of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

The Company may, in its sole discretion, decide to deliver any documents related to options awarded under the Plan, future options that may be awarded under the Plan and all other documents that the Company is required to deliver to security holders (including annual reports and proxy statements) by email or other electronic means (including by posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

You further agree to comply with the Company’s Insider Trading Policy when selling shares of the Company’s common stock.

COUPA SOFTWARE INCORPORATED

2016 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Stock Option Grant (the “Grant Notice”), this Stock Option Agreement (the “Agreement”) and the Plan, the Company has granted you an option to purchase up to the total number of shares specified in the Grant Notice at the exercise price indicated in the Grant Notice.

All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan.

U.S. Tax Treatment	This option is intended to be a nonstatutory stock option, as provided in the Grant Notice.

Vesting

This option vests and becomes exercisable in accordance with the vesting schedule set forth in the Grant Notice.

In no event will this option vest or become exercisable for additional shares after your Service has terminated for any reason.

Term of Option	This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Grant Notice. (This option will expire earlier if your Service terminates earlier, as described below, and this option may be terminated earlier as provided in Article 9 of the Plan.)

Termination of Service	If your Service terminates for any reason, this option will expire to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service. The Company determines when your Service terminates for all purposes of this option.

Regular Termination	If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date three months after your termination date.

Death	If you die before your Service terminates, then this option will expire at the close of business at Company headquarters on the date twelve months after the date of death.

Disability

If your Service terminates because of your total and permanent disability, then this option will expire at the close of business at Company headquarters on the date six months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on an unpaid leave of absence that lasts more than 30 days, then, to the extent permitted by applicable law, the vesting schedule specified in the Grant Notice will be suspended on the thirty-first day of such unpaid leave, and this option will not vest or become exercisable with respect to any additional shares during the remainder of such leave. Vesting will resume when you return to active Service. If you go on a paid leave of absence, the vesting schedule specified in the Notice of Stock Option Grant may be adjusted and/or suspended in accordance with the Company’s leave of absence policy or the terms of your leave.

If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form or, if the Company has designated a third party to administer the Plan, you must notify such third party in the manner such third party requires. Your notice must specify how many shares you wish to purchase. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

You may only exercise your option for whole shares.

Form of Payment

When you submit your notice of exercise, you must make arrangements for the payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

•       By delivering to the Company your personal check, a cashier’s check or a money order, or arranging for a wire transfer.

•       By giving to a securities broker approved by the Company irrevocable directions to sell all or part of your option shares and to deliver to the Company, from the sale proceeds, an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

Withholding Taxes

Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the options, including, but not limited to, the grant, vesting or exercise of the option, the issuance of shares upon exercise of the option, the subsequent sale of shares acquired pursuant to such exercise and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the option or any aspect of the option to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company and/or the Employer to pay any Tax-Related Items that the Company and/or the Employer determine must be withheld. These arrangements include payment in cash or via the same-day sale procedure described above. With the Company’s consent, these arrangements may also include (a) withholding shares of Company stock that otherwise would be issued to you when you exercise this option with a value equal to withholding taxes, (b) surrendering shares that you previously acquired with a value equal to the withholding taxes, or (c) withholding cash from other compensation. The value of withheld or surrendered shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items.

Restrictions on Resale	You agree not to sell any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or by means of a written beneficiary designation which must be filed with the Company on the proper form; provided, however, that your beneficiary or a representative of your estate acknowledges and agrees in writing in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or representative of the estate were you.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

Service Acknowledgements

In accepting the options, you acknowledge and agree that:

(a) Any notice period mandated under applicable law shall not be treated as Service for the purpose of determining the vesting of the options and your right to exercise the option after termination of Service, if any, will be measured by the date of termination of your active Service and will not be extended by any notice period mandated under applicable law. Subject to the foregoing and the provisions of the Plan, your employer, in its sole discretion, shall determine whether your Service has terminated and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(c) The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of the option, or benefits in lieu of the option, even if the options have been granted repeatedly in the past.

(d) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(e) Your participation in the Plan shall not create a right to further Service with the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you) and shall not interfere with the ability of with the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you) to terminate your Service or employment at any time with or without cause, subject to applicable law.

(f) You are voluntarily participating in the Plan.

(g) The options are an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to the Company or, if applicable, a Parent, Subsidiary or Affiliate, and which is outside the scope of your employment contract, if any.

(h) The options are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(i) The options, the shares and the value and income of same are not part of normal or expected compensation or salary for any purpose.

(j) In the event that you are not an employee of the Company (or, if applicable, a Parent, Subsidiary or Affiliate), the options grant will not be interpreted to form an employment contract or relationship with the Company (or, if applicable, a Parent, Subsidiary or Affiliate).

(k) The future value of the underlying shares is unknown and cannot be predicted with certainty. The value of the shares may increase or decrease.

(l) If the underlying shares do not increase in value, the option will have no value.

(m) No claim or entitlement to compensation or damages will arise from forfeiture of the options resulting from your termination of Service (for any reason whatsoever and whether or not in breach of applicable laws), and in consideration of the grant of the option to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company, any Parent Subsidiary or Affiliate, waive your ability, if any, to bring any such claim against the Company, or any Parent, Subsidiary or Affiliate, and release the Company and any Parent, Subsidiary or Affiliate from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary, or reasonably requested by the Company, to request dismissal or withdrawal of such claims.

(n) None of the Company or any Parent, Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between any local currency and the United States Dollar that may affect the value of the option, any amounts due to you pursuant to the exercise of the options or the subsequent sale of any shares acquired upon exercise.

Data Privacy Consent

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to a Parent, Subsidiary or Affiliate and/or any third parties assisting the Company in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different including less stringent data privacy laws and protections than your country. You understand that, if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. If you are residing in the EU/EEA, you hereby consent to the transfer of your Data to such recipients located outside the EU/EEA where the level of data protection is less stringent than in the EU/EEA. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any shares acquired upon the exercise of the option. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that, if you reside in certain jurisdictions outside the United States, to the extent required by applicable law, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan, but will have no other detrimental consequences to you. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

No Retention Rights	Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary, or an Affiliate in any capacity. The Company and its Parents, Subsidiaries, and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this option by giving the required notice to the Company, paying the exercise price, and satisfying any applicable withholding taxes. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment or clawback policy in effect from time to time.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this option and the exercise price per share will be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation, or certain change in control transactions, then this option will be subject to the applicable provisions of Article 9 of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.

This Plan, this Agreement (including, if applicable, the Appendix for Non-U.S. Participants) and the Grant Notice constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS

AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

APPENDIX

TO THE COUPA SOFTWARE INCORPORATED

STOCK OPTION AGREEMENT

FOR NON-U.S. PARTICIPANTS

This Appendix to the Stock Option Agreement (the “Appendix”) includes additional terms and conditions that govern the option if the Optionee resides in one of the countries listed below on the Date of Grant or if he or she moves to one of the listed countries.

ARGENTINA

Securities Law Notice

The Optionee understands and agrees that neither the grant of the option nor the issuance of shares constitute a public offering as defined under Argentine law. The offering of the option is a private placement. As such, the offering is not subject to the supervision of any Argentine governmental authority.

Exchange Control Information

Outbound fund remittances in connection with the option are subject to certain exchange control restrictions and requirements. In addition, in the event that the Optionee transfers proceeds in excess of US$2,000,000 from the sale of shares into Argentina in a single month, the Optionee will be subject to certain exchange control restrictions and requirements. The Optionee should note that exchange control regulations in Argentina are subject to frequent change. The Optionee should consult with a personal legal advisor regarding any exchange control obligations that the Optionee may have.

The Optionee is solely responsible for complying with the exchange control rules that may apply to the Optionee in connection with his or her participation in the Plan and/or transfer of proceeds from the sale of shares or receipt of dividends acquired under the Plan into Argentina. Prior to transferring funds into or out of Argentina, the Optionee should consult his or her local bank and/or exchange control advisor to confirm what will be required by the bank because interpretations of the applicable Central Bank regulations vary by bank and exchange control rules and regulations are subject to change without notice.

Foreign Asset/Account Reporting Information

Argentinian residents must report any shares acquired under the Plan and held by the resident on December 31 of each year on their annual tax return for that year.

AUSTRALIA

Securities Law Information

The offering and resale of shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. Optionee should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Tax Deferral

This option is intended to qualify for deferred taxation treatment pursuant to Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth).

BELGIUM

Taxation and Terms of Acceptance

The Optionee agrees and acknowledges that the Company will only accept a countersigned Agreement after the 60th day following the Optionee’s receipt of the Agreement.

By formally accepting in writing the Agreement through signature and by returning it to the Company within 60 days from receipt of the Agreement and the Plan, the Optionee would normally become subject to income tax on a lump-sum benefit in kind on the 60th day following receipt of the Agreement (being the “grant date” for Belgian tax purposes). In that case, no taxation should be triggered upon vesting or exercise. However, if written acceptance and return of the Agreement would take place after the 60th day following receipt of the Agreement, as required by the Company, taxation will normally be delayed to the date of exercise of this option. In that case, grant or vesting should not trigger taxation.

Securities Disclaimer

The grant of this option under the Plan is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Belgium.

BRAZIL

Compliance Notice

By accepting the option, the Optionee agrees to comply with all applicable Brazilian laws and satisfy all applicable tax and social insurances associated with the vesting of the option and the sale of the shares of stock obtained pursuant to the exercise of the option. That Optionee agrees that, for all legal purposes: (i) the benefits provided under the Plan are the result of commercial transactions unrelated to the Optionee’s employment; (ii) the Plan is not a part of the terms and conditions of the Optionee’s employment; and (iii) the income from the option, if any, is not part of the Optionee’s remuneration from employment.

Report of Overseas Assets

If Optionee is resident or domiciled in Brazil, Optionee will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds US$100,000. Assets and rights that must be reported include, but are not limited to, the shares of stock acquired under the Plan.

Exchange Control Information

Remittance of funds for the purchase of shares of stock under the Plan must be made through an authorized commercial bank in Brazil.

CANADA

Termination of Continuous Service Status

In the event of Optionee’s termination (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment or service agreement, if any), Optionee’s right to vest in the options under the Plan, if any, will terminate effective as of (1) the date that the Optionee is no longer actively employed or providing services to the Company or the Parent or Subsidiary employing or retaining Optionee, or at the discretion of the Committee, (2) the date the Optionee receives notice of Termination from the Company or the Parent or Subsidiary employing or retaining Optionee, if earlier than (1), regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); the Committee shall have the exclusive discretion to determine when Optionee is no longer actively employed or providing services for purposes of Optionee’s Option grant (including, but not limited to, whether Optionee may still be considered actively employed or providing services while on an approved leave of absence).

Language Consent

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

COLOMBIA

Foreign Exchange / Ownership Information

Prior approval from a government authority is not required to purchase and hold foreign securities or to receive an equity award. However, if the purchase of foreign securities is made through a foreign exchange intermediary (i.e., with funds located in Colombia that are then transferred abroad), a Form No. 4 will be required in order to register the investment with the Colombian Central Bank. The purchase of foreign securities may also be completed with funds the Optionee already holds abroad. In this scenario, no investment registration is required unless the value of foreign investments, including the value of any equity awards, as of December 31st of any given year, equals or exceeds US $500,000. In such case, the investments must be registered with the Colombian Central Bank by June 30th of the following year by filing a Form No. 11.

DENMARK

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Denmark.

Exchange Control Information

If the Optionee establishes an account holding shares or an account holding cash outside Denmark, the Optionee must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)

Securities/Tax Reporting Information

If the Optionee holds shares acquired under the Plan in a brokerage account with a broker or bank outside Denmark, the Optionee is required to inform the Danish Tax Administration about the account. For this purpose, the Optionee must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed both by the Optionee and by the applicable broker or bank where the account is held. By signing the Form V, the broker or bank undertakes to forward information to the Danish Tax Administration concerning the shares in the account without further request each year. By signing the Form V, the Optionee authorizes the Danish Tax Administration to examine the account. A sample of the Form V can be found at the following website: www.skat.dk.

In addition, if the Optionee opens a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, the Optionee is also required to inform the Danish Tax Administration about this account. To do so, the Optionee must also file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by the Optionee and by the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, the Optionee authorizes the Danish Tax Administration to examine the account. A sample of Form K can be found at the following website: www.skat.dk.

FRANCE

Language Consent

By accepting the grant, Optionee confirms having read and fully understood the Plan and the Agreement which were provided in the English language. Optionee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisé.

En acceptant l’attribution, le Optionee confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le Optionee accepte les termes de ces documents en connaissance de cause.

Tax Reporting Information

If Optionee holds shares outside of France or maintains a foreign bank account, Optionee is required to report such to the French tax authorities when filing his or her annual tax return.

Securities Disclaimer

The grant of the option is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in France.

GERMANY

Exchange Control Information

If Optionee remits proceeds in excess of €12,500 out of or into Germany, such cross-border payment must be reported monthly to the State Central Bank. In the event that Optionee makes or receives a payment in excess of this amount, Optionee is responsible for obtaining the appropriate form from a German bank and complying with applicable reporting requirements. In addition, Optionee must also report on an annual basis in the (unlikely) event that Optionee holds shares exceeding 10% of the total voting capital of the Company.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany.

INDIA

Repatriation Requirement

If the Optionee sells the shares acquired upon exercise of this option, the Optionee must repatriate the proceeds to India and convert the proceeds into local currency within 90 days of receipt. The Optionee will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited. The Optionee should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India, the Company or the employer request proof of repatriation.

Tax Reporting Obligation

Indian residents are required to declare the following items in their annual tax return: (i) any foreign assets held by them (including shares acquired under the Plan), and (ii) any foreign bank accounts for which they have signing authority. It Optionee responsibility to comply with applicable foreign asset tax laws in India and Optionee is encouraged to should consult with a personal tax advisor to ensure that Optionee is properly reporting Optionee’s foreign assets and bank accounts.

IRELAND

Director Notification Obligation

Optionee acknowledges that if he or she is a director, shadow director or secretary of an Irish Subsidiary, Optionee must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., the option, shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of Optionee’s spouse or children under the age of 18 (whose interests will be attributed to Optionee if Optionee is a director, shadow director or secretary).

Securities Disclaimer

The grant of the option is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.

MEXICO

Further Employment and Labor Law Acknowledgments

Through the Agreement the Optionee acknowledges that as a Mexican employee he/she is entitled to participate in the Plan, therefore the Optionee has the entire right to participate or not. The Optionee accepts and acknowledges that his/her sole and exclusive employer is a Mexican Subsidiary of the Company, therefore, any and all provisions in this Agreement establishing or making reference to the employer, employment, employment agreement or employment relationship, means and refers exclusively to such Mexican Subsidiary, as his/her employer. The Optionee acknowledges that in no case should the Company be considered his/her employer and that no employment relationship exist between the Optionee and the Company, therefore Optionee declares that he/she has never been controlled by the Company, received any salary or benefit from the Company, nor performed any activity or service to the Company or under its instructions.

Compliance with Mexican Securities Laws

The Plan, the option and the underlying shares are exempt from affirmative registration requirements in Mexico since the rights to acquire shares under the option and the Plan are limited to specified qualified employees in Mexico and communicated in a private and confidential manner.

NETHERLANDS

Prohibition Against Insider Trading

The Optionee should be aware of the Dutch insider trading rules, which may affect the sale of shares acquired under the Plan. In particular, the Optionee may be prohibited from effecting certain share transactions if the Optionee has insider information regarding the Company. Below is a discussion of the applicable restrictions. The Optionee is advised to read the discussion carefully to determine whether the insider rules could apply to the Optionee. If it is uncertain whether the insider rules apply, the Company recommends that the Optionee consult with a legal advisor. The Company cannot be held liable if the Optionee violates the Dutch insider trading rules. The Optionee is responsible for ensuring Optionee’s compliance with these rules.

Dutch securities laws prohibit insider trading. As of 3 July 2016, the European Market Abuse Regulation (MAR), is applicable in the Netherlands. For further information, Optionee is referred to the website of the Authority for the Financial Markets (AFM): https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.

Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Subsidiary may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, the Optionee acknowledges having read and understood the notification above and acknowledges that it is the Optionee’s responsibility to comply with the Dutch insider trading rules, as discussed herein.

Securities Disclaimer

The grant of the option is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Netherlands.

SINGAPORE

Securities Law Information

The grant of the option is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Optionee should note that the option is subject to section 257 of the SFA and

Optionee will not be able to make any subsequent sale in Singapore of the shares acquired through the exercise of the option or any offer of such sale in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Notification Obligation

If Optionee is a director, associate director or shadow director of a Singapore Subsidiary, Optionee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when Optionee receives an interest (e.g., options or shares) in the Company or any Subsidiary. In addition, Optionee must notify the Singapore Subsidiary when Optionee sells shares of the Company or any Subsidiary (including when Optionee sells shares acquired through the exercise of Options). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any Subsidiary. In addition, a notification must be made of Optionee’s interests in the Company or any Subsidiary within two business days of becoming a director.

SPAIN

Securities Law Notice

The option does not qualify under Spanish Law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. Neither the Plan nor this Agreement have been registered with the Comisión Nacronal del Mercado de Valores and do not constitute a public offering prospectus.

Foreign Assets Reporting

Optionee may be subject to certain tax reporting requirements with respect to assets or rights that Optionee holds outside of Spain, including bank accounts, securities and real estate if the aggregate value for particular category of assets exceeds €50,000 as of December 31 each year. Shares acquired under the Plan or other equity programs offered by the Company constitute securities for purposes of this requirement, but unvested options are not subject to this reporting requirement.

If applicable, Optionee must report Optionee’s foreign assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31. Optionee is encouraged to consult with his or her personal advisor to determine any obligations in this respect.

Share Reporting Requirement

The acquisition of shares must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for shares owned as of December 31 of each year; however, if the value of the shares acquired or the amount of the sale proceeds exceeds a designated amount the declaration must be filed within one month of the acquisition or sale, as applicable. Optionee should consult with Optionee’s personal advisor to determine Optionee’s obligations in this respect.

Foreign Currency Payments

When receiving foreign currency payments exceeding €50,000 derived from the ownership of shares (i.e., dividends or proceeds from the sale of the shares), Optionee must inform the financial institution receiving the payment of the basis upon which such payment is made. Optionee will need to provide the following information: (i) Optionee’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

SWEDEN

Securities Disclosure

Optionee’s participation in the Plan and the grant of the option are exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Sweden.

Exchange Control

Optionee understands and agrees that foreign and local banks or financial institutions (including brokers) engaged in cross-border transactions generally may be required to report any payments to or from a foreign country exceeding a certain amount to The National Tax Board, which receives the information on behalf of the Swedish Central Bank (Sw.Riksbanken). This requirement may apply even if Optionee has a brokerage account with a foreign broker.

SWITZERLAND

Securities Law Notice

The option is considered a private offering and is not subject to registration in Switzerland.

UNITED KINGDOM

Joint Election

As a necessary condition of participation in the Plan, Optionee agrees to accept any liability for all secondary Class 1 NICs which may be payable by the Company and/or the Parent or Subsidiary employing or retaining Optionee in connection with the options and any event giving rise to Tax-Related Items (the “Employer’s NICs”). Without limitation to the foregoing, Optionee agrees to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the entirety of Employer’s NICs to the employee. Optionee further agrees to execute such other joint elections as may be required between

Optionee and any successor to the Company and/or the Parent or Subsidiary employing or retaining Optionee. Optionee further agrees that the Company and/or the Parent or Subsidiary employing or retaining Optionee may collect the Employer’s NICs from him or her by any of the means set forth in this Agreement.

If Optionee does not enter into a Joint Election, if approval of the Joint Election has been withdrawn by HMRC or if such Joint Election is jointly revoked by Optionee and the Company or the Parent or Subsidiary employing or retaining Optionee, as applicable, the Company, in its sole discretion and without any liability to the Company or the Parent or Subsidiary employing or retaining Optionee, may choose not to issue or deliver any shares to the employee upon exercise of the Options.

Securities Disclaimer

Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan. The Plan and the option are exclusively available in the UK to bona fide employees and former employees and any other UK Subsidiary.

End of the Addendum

COUPA SOFTWARE INCORPORATED

2016 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one share of common stock of Coupa Software Incorporated (the “Company”) on the following terms:

Name of Recipient:

Total Number of RSUs Granted:

Date of Grant:

Vesting Schedule: [To be completed]

You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2016 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement (including, if applicable, the Appendix for Non-U.S. Participants), both of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

The Company may, in its sole discretion, decide to deliver any documents related to RSUs awarded under the Plan, future RSUs that may be awarded under the Plan and all documents that the Company is required to deliver to security holders (including annual reports and proxy statements) by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

You further agree to comply with the Company’s Insider Trading Policy when selling shares of the Company’s common stock.

COUPA SOFTWARE INCORPORATED

2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Grant of RSUs

Subject to all of the terms and conditions set forth in the Notice of Restricted Stock Unit Award (the “Grant Notice”), this Restricted Stock Unit Agreement (the “Agreement”) and the Plan, the Company has granted to you the number of RSUs set forth in the Grant Notice.

All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan.

Nature of RSUs	Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of common stock on a future date. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.

Payment for RSUs	No payment is required for the RSUs that you are receiving.

Vesting

The RSUs vest in accordance with the vesting schedule set forth in the Grant Notice. No additional RSUs will vest after your Service has terminated for any reason.

The Company determines when your Service terminates for all purposes of your RSUs.

Forfeiture	If your Service terminates for any reason, then your RSUs will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. This means that any RSUs that have not vested under this Agreement will be cancelled immediately. You receive no payment for RSUs that are forfeited.

Leaves of Absence and Part-Time Work	For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on an unpaid leave of absence that lasts more than thirty days, then, to the extent permitted by applicable law, the vesting schedule specified in the Grant Notice will be suspended on the thirty-first day of such unpaid leave, and this award will not vest with respect to any additional RSUs during the remainder of such leave. Vesting will resume when you return to active Service. If you go on a paid leave of absence, the vesting schedule specified in the Grant Notice may be suspended and/or adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.

If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule.

Settlement of RSUs

Each RSU will be settled when it vests (unless you and the Company have agreed in writing to a later settlement date pursuant to procedures the Company may prescribe at its discretion).

At the time of settlement, you will receive one share of the Company’s common stock for each vested RSU.

No fractional shares will be issued upon settlement.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted stock units is intended to be exempt from the application of Code Section 409A pursuant to Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exception.

Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service,” then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death.

Each installment of RSUs that vests is hereby designated as a separate payment for purposes of Code Section 409A.

No Voting Rights or Dividends	Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing shares of the Company’s common stock.

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RSUs Nontransferable	You may not sell, transfer, assign, pledge or otherwise dispose of any RSUs. For instance, you may not use your RSUs as security for a loan.

Beneficiary Designation	You may dispose of your RSUs in a written beneficiary designation. A beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death.

Withholding Taxes

Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of shares upon vesting of the RSUs, the subsequent sale of shares acquired pursuant to such vesting and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

No shares will be distributed to you unless you have made arrangements satisfactory to the Company and/or the Employer for the payment of any Tax-Related Items that the Company and/or the Employer determine must be withheld. In this regard, you authorize the Company, at its sole discretion, to satisfy your Tax-Related Items by one or a combination of the following:

•       Withholding the amount of any Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer.

•       Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole shares of Company stock to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale.

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•       Withholding shares of Company stock that would otherwise be issued to you when the RSUs are settled equal in value to the Tax-Related Items. The fair market value of the withheld shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items.

•       Any other means approved by the Company.

You agree to pay to the Company in cash any amount of Tax-Related Items that the Company does not elect to satisfy by the means described above. To the extent you fail to make satisfactory arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable RSUs.

Restrictions on Issuance	The Company will not issue any shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale	You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Service Acknowledgements

In accepting the RSUs, you acknowledge and agree that:

(a) Any notice period mandated under applicable law shall not be treated as Service for the purpose of determining the vesting of the RSUs after termination of Service, if any, will be measured by the date of termination of your active Service and will not be extended by any notice period mandated under applicable law. Subject to the foregoing and the provisions of the Plan, your employer, in its sole discretion, shall determine whether your Service has terminated and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

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(c) The grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of the RSUs, or benefits in lieu of the RSUs, even if the RSUs have been granted repeatedly in the past.

(d) All decisions with respect to future RSUs grants, if any, will be at the sole discretion of the Company.

(e) Your participation in the Plan shall not create a right to further Service with the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you) and shall not interfere with the ability of with the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you) to terminate your Service or employment at any time with or without cause, subject to applicable law.

(f) You are voluntarily participating in the Plan.

(g) The RSUs are an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to the Company or, if applicable, a Parent, Subsidiary or Affiliate, and which is outside the scope of your employment contract, if any.

(h) The RSUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(i) The RSUs, the shares and the value and income of same are not part of normal or expected compensation or salary for any purpose.

(j) In the event that you are not an employee of the Company (or, if applicable, a Parent, Subsidiary or Affiliate), the RSUs grant will not be interpreted to form an employment contract or relationship with the Company (or, if applicable, a Parent, Subsidiary or Affiliate).

(k) The future value of the underlying shares is unknown and cannot be predicted with certainty. The value of the shares may increase or decrease.

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(l) No claim or entitlement to compensation or damages will arise from forfeiture of the RSUs resulting from your termination of Service (for any reason whatsoever and whether or not in breach of applicable laws), and in consideration of the grant of the RSUs to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company, any Parent, Subsidiary or Affiliate, waive your ability, if any, to bring any such claim against the Company, or any Parent, Subsidiary or Affiliate, and release the Company and any Parents, Subsidiaries and Affiliates from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary, or reasonably requested by the Company, to request dismissal or withdrawal of such claims.

(m) None of the Company or any Parent, Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between any local currency and the United States Dollar that may affect the value of the RSUs, any amounts due to you pursuant to the vesting of the RSUs or the subsequent sale of any shares acquired upon vesting.

Data Privacy Consent

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all RSUs or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to a Parent, Subsidiary or Affiliate and/or any third parties assisting the Company in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different including less stringent data privacy laws and protections than your country. You understand that, if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. If you are residing in the EU/EEA, you hereby consent to the transfer of your Data to such recipients located outside the EU/EEA where the level of data protection is less stringent than in the EU/EEA. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party

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with whom you may elect to deposit any shares acquired upon the vesting of the RSUs. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that, if you reside in certain jurisdictions outside the United States, to the extent required by applicable law, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan, but will have no other detrimental consequences to you. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact the your local human resources representative.

No Retention Rights	Your award or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary, or an Affiliate in any capacity. The Company and its Parents, Subsidiaries, and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of your RSUs will be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment or clawback policy in effect from time to time.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.

The Plan, this Agreement (including, if applicable, the Appendix for Non-U.S. Participants) and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE

TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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APPENDIX

TO THE COUPA SOFTWARE INCORPORATED

RESTRICTED STOCK UNIT AGREEMENT

FOR NON-U.S. PARTICIPANTS

This Appendix to the Restricted Stock Unit Agreement (the “Appendix”) includes additional terms and conditions that govern the RSUs if the recipient resides in one of the countries listed below on the Date of Grant or if he or she moves to one of the listed countries.

ARGENTINA

Securities Law Notice

The recipient understands and agrees that neither the grant of the RSUs nor the issuance of shares constitute a public offering as defined under Argentine law. The offering of the RSUs is a private placement. As such, the offering is not subject to the supervision of any Argentine governmental authority.

Exchange Control Information

In the event that the recipient transfers proceeds in excess of US$2,000,000 from the sale of shares into Argentina in a single month, the recipient will be subject to certain exchange control restrictions and requirements. The recipient should note that exchange control regulations in Argentina are subject to frequent change. The recipient should consult with a personal legal advisor regarding any exchange control obligations that the recipient may have.

The recipient is solely responsible for complying with the exchange control rules that may apply to the recipient in connection with his or her participation in the Plan and/or transfer of proceeds from the sale of shares or receipt of dividends acquired under the Plan into Argentina. Prior to transferring funds into or out of Argentina, the recipient should consult his or her local bank and/or exchange control advisor to confirm what will be required by the bank because interpretations of the applicable Central Bank regulations vary by bank and exchange control rules and regulations are subject to change without notice.

Foreign Asset/Account Reporting Information

Argentinian residents must report any shares acquired under the Plan and held by the resident on December 31 of each year on their annual tax return for that year.

AUSTRALIA

Securities Law Information

The offering and resale of shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. The recipient should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

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BELGIUM

Securities Disclaimer

The grant of the RSUs under the Plan is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Belgium.

BRAZIL

Compliance Notice

By accepting the RSUs, the recipient agrees to comply with all applicable Brazilian laws and satisfy all applicable tax and social insurances associated with the vesting of the RSUs and the sale of the shares of stock obtained pursuant to the vesting of the RSUs. That recipient agrees that, for all legal purposes: (i) the benefits provided under the Plan are the result of commercial transactions unrelated to the recipient’s employment; (ii) the Plan is not a part of the terms and conditions of the recipient’s employment; and (iii) the income from the RSUs, if any, is not part of the recipient’s remuneration from employment.

Report of Overseas Assets

If recipient is resident or domiciled in Brazil, recipient will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds US$100,000. Assets and rights that must be reported include, but are not limited to, the shares of stock acquired under the Plan.

CANADA

Termination of Continuous Service Status

In the event of recipient’s termination (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where recipient is employed or the terms of recipient’s employment or service agreement, if any), recipient’s right to vest in the RSUs under the Plan, if any, will terminate effective as of (1) the date that the recipient is no longer actively employed or providing services to the Company or the Parent or Subsidiary employing or retaining recipient, or at the discretion of the Committee, (2) the date the recipient receives notice of Termination from the Company or the Parent or Subsidiary employing or retaining recipient, if earlier than (1), regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); the Committee shall have the exclusive discretion to determine when recipient is no longer actively employed or providing services for purposes of recipient’s RSUs grant (including, but not limited to, whether recipient may still be considered actively employed or providing services while on an approved leave of absence).

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Language Consent

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

COLOMBIA

Foreign Exchange / Ownership Information

Prior approval from a government authority is not required to obtain and hold foreign securities or to receive an equity award. However, if the purchase of foreign securities is made through a foreign exchange intermediary (i.e., with funds located in Colombia that are then transferred abroad), a Form No. 4 will be required in order to register the investment with the Colombian Central Bank. The purchase of foreign securities may also be completed with funds the recipient already holds abroad. In this scenario, no investment registration is required unless the value of foreign investments, including the value of any equity awards, as of December 31st of any given year, equals or exceeds US $500,000. In such case, the investments must be registered with the Colombian Central Bank by June 30th of the following year by filing a Form No. 11.

DENMARK

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Denmark.

Exchange Control Information

If the recipient establishes an account holding shares or an account holding cash outside Denmark, the recipient must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)

Securities/Tax Reporting Information

If the recipient holds shares acquired under the Plan in a brokerage account with a broker or bank outside Denmark, the recipient is required to inform the Danish Tax Administration about the account. For this purpose, the recipient must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed both by the recipient and by the applicable broker or bank where the account is held. By signing the Form V, the broker or bank undertakes to

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forward information to the Danish Tax Administration concerning the shares in the account without further request each year. By signing the Form V, the recipient authorizes the Danish Tax Administration to examine the account. A sample of the Form V can be found at the following website: www.skat.dk.

In addition, if the recipient opens a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, the recipient is also required to inform the Danish Tax Administration about this account. To do so, the recipient must also file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by the recipient and by the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, the recipient authorizes the Danish Tax Administration to examine the account. A sample of Form K can be found at the following website: www.skat.dk.

FRANCE

Language Consent

By accepting the grant, recipient confirms having read and fully understood the Plan and the Agreement which were provided in the English language. The recipient accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisé.

En acceptant l’attribution, le recipient confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le recipient accepte les termes de ces documents en connaissance de cause.

Tax Reporting Information

If the recipient holds shares outside of France or maintains a foreign bank account, the recipient is required to report such to the French tax authorities when filing his or her annual tax return.

Securities Disclaimer

The grant of the RSUs is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in France.

GERMANY

Exchange Control Information

If the recipient remits proceeds in excess of €12,500 out of or into Germany, such cross-border payment must be reported monthly to the State Central Bank. In the event that the recipient makes or receives a payment in excess of this amount, recipient is responsible for obtaining the appropriate form from a German bank and complying with applicable reporting requirements. In addition, recipient must also report on an annual basis in the (unlikely) event that recipient holds shares exceeding 10% of the total voting capital of the Company.

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Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany.

INDIA

Repatriation Requirement

If the recipient sells the shares acquired upon vesting of this RSUs, the recipient must repatriate the proceeds to India and convert the proceeds into local currency within 90 days of receipt. The recipient will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited. The recipient should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India, the Company or the employer request proof of repatriation.

Tax Reporting Obligation

Indian residents are required to declare the following items in their annual tax return: (i) any foreign assets held by them (including shares acquired under the Plan), and (ii) any foreign bank accounts for which they have signing authority. It recipient responsibility to comply with applicable foreign asset tax laws in India and recipient is encouraged to should consult with a personal tax advisor to ensure that recipient is properly reporting recipient’s foreign assets and bank accounts.

IRELAND

Director Notification Obligation

The recipient acknowledges that if he or she is a director, shadow director or secretary of an Irish Subsidiary, recipient must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., the RSUs, shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of recipient’s spouse or children under the age of 18 (whose interests will be attributed to recipient if recipient is a director, shadow director or secretary).

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Securities Disclaimer

The grant of the RSUs is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.

MEXICO

Further Employment and Labor Law Acknowledgments

Through the Agreement the recipient acknowledges that as a Mexican employee he/she is entitled to participate in the Plan, therefore the recipient has the entire right to participate or not. The recipient accepts and acknowledges that his/her sole and exclusive employer is a Mexican Subsidiary of the Company, therefore, any and all provisions in this Agreement establishing or making reference to the employer, employment, employment agreement or employment relationship, means and refers exclusively to such Mexican Subsidiary, as his/her employer. The recipient acknowledges that in no case should the Company be considered his/her employer and that no employment relationship exist between the recipient and the Company, therefore recipient declares that he/she has never been controlled by the Company, received any salary or benefit from the Company, nor performed any activity or service to the Company or under its instructions.

Compliance with Mexican Securities Laws

The Plan, the RSUs and the underlying shares are exempt from affirmative registration requirements in Mexico since the rights to acquire shares under the RSUs and the Plan are limited to specified qualified employees in Mexico and communicated in a private and confidential manner.

NETHERLANDS

Prohibition Against Insider Trading

The recipient should be aware of the Dutch insider trading rules, which may affect the sale of shares acquired under the Plan. In particular, the recipient may be prohibited from effecting certain share transactions if the recipient has insider information regarding the Company. Below is a discussion of the applicable restrictions. The recipient is advised to read the discussion carefully to determine whether the insider rules could apply to the recipient. If it is uncertain whether the insider rules apply, the Company recommends that the recipient consult with a legal advisor. The Company cannot be held liable if the recipient violates the Dutch insider trading rules. The recipient is responsible for ensuring recipient’s compliance with these rules.

Dutch securities laws prohibit insider trading. As of 3 July 2016, the European Market Abuse Regulation (MAR), is applicable in the Netherlands. For further information, Optionee is referred to the website of the Authority for the Financial Markets (AFM): https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.

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Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Subsidiary may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, the recipient acknowledges having read and understood the notification above and acknowledges that it is the recipient’s responsibility to comply with the Dutch insider trading rules, as discussed herein.

Securities Disclaimer

The grant of the RSUs is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Netherlands.

SINGAPORE

Securities Law Information

The grant of the RSUs is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. recipient should note that the RSUs is subject to section 257 of the SFA and recipient will not be able to make any subsequent sale in Singapore of the shares acquired through the vesting of the RSUs or any offer of such sale in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Notification Obligation

If recipient is a director, associate director or shadow director of a Singapore Subsidiary, recipient is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when recipient receives an interest (e.g., RSUs or shares) in the Company or any Subsidiary. In addition, recipient must notify the Singapore Subsidiary when recipient sells shares of the Company or any Subsidiary (including when recipient sells shares acquired through the vesting of RSUs). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any Subsidiary. In addition, a notification must be made of recipient’s interests in the Company or any Subsidiary within two business days of becoming a director.

SPAIN

Securities Law Notice

The RSUs does not qualify under Spanish Law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. Neither the Plan nor this Agreement have been registered with the Comisión Nacronal del Mercado de Valores and do not constitute a public offering prospectus.

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Foreign Assets Reporting

The recipient may be subject to certain tax reporting requirements with respect to assets or rights that recipient holds outside of Spain, including bank accounts, securities and real estate if the aggregate value for particular category of assets exceeds €50,000 as of December 31 each year. Shares acquired under the Plan or other equity programs offered by the Company constitute securities for purposes of this requirement, but unvested RSUs are not subject to this reporting requirement.

If applicable, recipient must report recipient’s foreign assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31. The recipient is encouraged to consult with his or her personal advisor to determine any obligations in this respect.

Share Reporting Requirement

The acquisition of shares must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for shares owned as of December 31 of each year; however, if the value of the shares acquired or the amount of the sale proceeds exceeds a designated amount the declaration must be filed within one month of the acquisition or sale, as applicable. The recipient should consult with recipient’s personal advisor to determine recipient’s obligations in this respect.

Foreign Currency Payments

When receiving foreign currency payments exceeding €50,000 derived from the ownership of shares (i.e., dividends or proceeds from the sale of the shares), recipient must inform the financial institution receiving the payment of the basis upon which such payment is made. recipient will need to provide the following information: (i) recipient’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

SWEDEN

Securities Disclosure

The recipient’s participation in the Plan and the grant of the RSUs are exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Sweden.

Exchange Control

The recipient understands and agrees that foreign and local banks or financial institutions (including brokers) engaged in cross-border transactions generally may be required to report any payments to or from a foreign country exceeding a certain amount to The National Tax Board, which receives the information on behalf of the Swedish Central Bank (Sw.Riksbanken). This requirement may apply even if recipient has a brokerage account with a foreign broker.

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SWITZERLAND

Securities Law Notice

The RSUs are considered a private offering and are not subject to registration in Switzerland.

UNITED KINGDOM

Joint Election

As a necessary condition of participation in the Plan, recipient agrees to accept any liability for all secondary Class 1 NICs which may be payable by the Company and/or the Parent or Subsidiary employing or retaining recipient in connection with the RSUs and any event giving rise to Tax-Related Items (the “Employer’s NICs”). Without limitation to the foregoing, recipient agrees to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the entirety of Employer’s NICs to the employee. recipient further agrees to execute such other joint elections as may be required between recipient and any successor to the Company and/or the Parent or Subsidiary employing or retaining recipient. recipient further agrees that the Company and/or the Parent or Subsidiary employing or retaining recipient may collect the Employer’s NICs from him or her by any of the means set forth in this Agreement.

If recipient does not enter into a Joint Election, if approval of the Joint Election has been withdrawn by HMRC or if such Joint Election is jointly revoked by recipient and the Company or the Parent or Subsidiary employing or retaining recipient, as applicable, the Company, in its sole discretion and without any liability to the Company or the Parent or Subsidiary employing or retaining recipient, may choose not to issue or deliver any shares to the employee upon vesting of the RSUs.

Securities Disclaimer

Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan. The Plan and the RSUs are exclusively available in the UK to bona fide employees and former employees and any other UK Subsidiary.

End of the Addendum

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